FIRST AMENDMENT TO
                     CERTIFICATE OF LIMITED PARTNERSHIP AND
                               FIRST AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                        PAINEWEBBER/GEODYNE ENERGY INCOME
                            LIMITED PARTNERSHIP III-A

      The undersigned, desiring to amend its certificate of limited partnership pursuant to the Oklahoma Revised Uniform Limited Partnership Act, as amended, Okla. Stat., tit. 54, Section 301 et seq. (1991) (the "Act"), do hereby state, and desiring to amend the Agreement of Limited Partnership of PaineWebber/Geodyne Energy Income Limited Partnership III-A dated as of November 20, 1989, do hereby agree:

      1. The name of the limited partnership is "Painewebber/Geodyne Energy Income Limited Partnership III-A."

The date of filing of the original Certificate of Limited Partnership is November 22, 1989.

      2. The Certificate of Limited Partnership is hereby revised to change the name of the Limited Partnership to the following:

             Geodyne Energy Income Limited Partnership III-A

      3. (a) The Certificate of Limited Partnership is hereby revised to change the address of the limited partnership, which is the same address where the records of the limited partnership are kept, to Two West Second Street, Tulsa, Oklahoma 74103.

         (b) The Certificate of Limited Partnership is hereby revised to change the name and address for the registered agent for service of process to Geodyne Production Company, Two West Second Street, Tulsa, OK 74103.

      4. The Certificate of Limited Partnership is hereby revised to change the name, mailing address, and business address of the general partner as follows:

                         Geodyne Production Company
                         Two West Second Street
                         Tulsa, OK  74103.

      5. The latest day upon which the limited partnership is to dissolve is November 20, 2009.




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      6. The Agreement of Limited  Partnership  is hereby revised to replace the first sentence of Section 2.1 with the following:

             The Limited Partnership shall be conducted under the name Geodyne Energy Income Limited Partnership III-A.

      7. The Agreement of Limited Partnership is hereby revised to replace the third and fourth sentences of Section 2.1 with the following:

             The  office  and  principal   place  of  business  of  the  Limited
             Partnership shall be c/o Geodyne Production Company, Two West Second Street, Tulsa, Oklahoma 74103. The agent for service of process on the Limited Partnership shall be Geodyne Production Company, Two West Second Street, Tulsa, OK 74103.

      8. In all other respects, the Agreement of Limited Partnership is hereby ratified and confirmed.

DATED:    February 24, 1993
                                         GENERAL PARTNER:

                                         Geodyne Production Company

                                         By: // Michael E. Luttrell //
                                             -------------------------
                                             Michael E. Luttrell
                                             Executive Vice President

                                         Geodyne Production Company
                                         Attorney-in-fact for any
                                         Substituted Limited Partners

                                         By: // Michael E. Luttrell //
                                             -------------------------
                                             Michael E. Luttrell
                                             Executive Vice President

                                         LIMITED PARTNER:
                                         Geodyne Depositary Company

                                         By: // Michael E. Luttrell //
                                             -------------------------
                                             Michael E. Luttrell
                                             Executive Vice President


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